UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) July 30, 2002
                                                --------------------------------

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement, relating to the MASTR Asset Securitization Trust 2002-4 Mortgage Pass-Through Certificates, Series 2002-4)


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                333-75724-08               06-1204982
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     (State or other              (Commission              (IRS Employer
     jurisdiction of              File Number)           Identification No.)
      incorporation)



1285 Avenue of the Americas, New York, New York                 10019
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    (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code (212) 713-2000
                                                  ------------------------------




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          (Former name or former address, if changed since last report)

ITEM 5.     Other Events
            ------------

            On July 30, 2002 (the "Closing Date"), Mortgage Asset Securitization Transactions, Inc. (the "Company") issued the Company's MASTR Asset Securitization Trust 2002-4 Mortgage Pass-Through Certificates, Series 2002-4, Class 1-A-1, Class 1-A-X, Class 1-PO, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-20, Class 2-A-X, Class 2-PO, Class A-R, Class A-LR, Class 3-A-1, Class 3-A-X, Class 3-PO, Class B-1, Class B-2 and Class B-3 (the "Offered Certificates"), having an aggregate original principal balance of $784,088,088. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2002 (the "Pooling and Servicing Agreement"), among the Company, as depositor, Wells Fargo Bank Minnesota, N.A., as master servicer, Bank One, N.A., as trustee and UBS Warburg Real Estate Securities Inc., as transferor. The Offered Certificates, together with the Company's MASTR Asset Securitization Trust 2002-4 Mortgage Pass-Through Certificates, Series 2002-4, Class B-4, Class B-5 and Class B-6 (collectively, the "Certificates") represent, in the aggregate, the entire beneficial ownership interest in a separate trust fund (the "Trust Fund"), the property of which is, as of the Closing Date, primarily comprised of three pools of closed-end, fixed-rate loans which are secured by first lien mortgages or deeds of trust on residential one- to four-family properties.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------                               -----------

      (EX-4) Pooling and Servicing Agreement, dated as of July 1, 2002, among Mortgage Asset Securitization Transactions,
                                          Inc., Wells Fargo Bank Minnesota,
                                          N.A., Bank One, N.A. and UBS Warburg
                                          Real Estate Securities Inc.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORTGAGE ASSET SECURITIZATION
                                   TRANSACTIONS, INC.


August 10, 2002

                                   By:    /s/ Craig Eckes
                                       ---------------------------------
                                       Name:  Craig Eckes
                                       Title: Director

                                   By:    /s/ Peter Ma
                                       ---------------------------------
                                       Name:  Peter Ma
                                       Title: Director

                                INDEX TO EXHIBITS
                                -----------------

                                                                 Paper (P) or
Exhibit No.             Description                              Electronic (E)
-----------             -----------                              --------------

(EX-4)                  Pooling and Servicing                           E
                        Agreement, dated as of July
                        1, 2002, among Mortgage Asset
                        Securitization Transactions,
                        Inc., Wells Fargo Bank
                        Minnesota, N.A., Bank One,
                        N.A. and UBS Warburg Real
                        Estate Securities Inc.